SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2010

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 16, 2010, NeoStem, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that on March 11, 2010, the Audit  Committee of the Board of Directors of the Company had determined that Holtz Rubenstein Reminick LLP ("Holtz Rubenstein Reminick") would not be appointed as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2010, and that Holtz Rubenstein Reminick's engagement as the Company's independent registered public accounting firm would end after the completion by Holtz Rubenstein Reminick of its audit of the Company's financial statements for the fiscal year ended December 31, 2009 and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K solely to include the specific date such engagement was completed and an update to the disclosures required by Item 304(a) of Regulation S-K ("Regulation S-K") promulgated by the SEC through that date.  Except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01.	Changes in Registrant’s Certifying Accountants.

As previously disclosed in the Form 8-K, on March 11, 2010, the Audit  Committee of the Board of Directors of the Company, determined that Holtz Rubenstein Reminick would not be appointed as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2010.  Accordingly, Holtz Rubenstein Reminick's engagement as the Company's independent registered public accounting firm ended on March 31, 2010 after the completion by Holtz Rubenstein Reminick of its audit of the Company's financial statements for the fiscal year ended December 31, 2009 and the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Holtz Rubenstein Reminick's report on the Company’s financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2009 and 2008 and the subsequent interim period through March 31, 2010, the Company had no disagreements with Holtz Rubenstein Reminick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Holtz Rubenstein Reminick, would have caused it to make reference to the subject matter of the disagreements in its reports for such years.  During the fiscal years ended December 31, 2009 and December 31, 2008, and the subsequent interim period through March 31, 2010, there were no “reportable events,” as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided Holtz Rubenstein Reminick with a copy of this Form 8-K/A and requested that Holtz Rubenstein Reminick furnish the Company with a letter addressed to the SEC, stating whether it agrees with the statements made herein and if not, stating the respects in which it does not agree.  A letter addressed to the SEC from Holtz Rubenstein Reminick stating that it agrees with the statements made herein is attached as Exhibit 16.1 to this Form 8-K/A.

As previously disclosed, on March 11, 2010, upon recommendation and approval by the Audit Committee of the Board of Directors of the Company, Deloitte & Touche LLP was engaged to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter, dated April 6, 2010, from Holtz Rubenstein Reminick LLP to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  April 6, 2010